----------
                                     Exhibit

                               MATERIAL CONTRACTS
                                   Item 21-4k
                        Nexcore Capital Selling Agreement

                                   ----------



                                SELLING AGREEMENT

                                                                October 20, 1998


Roman Gordon
PowerSource Corporation
3660 Wilshire Boulevard, Suite 1 104
Los Angeles, California 90010

Re: Private Placement of Units Comprised of Common Stock and Warrants of PowerSource Corporation Gentlemen:

     PowerSource Corporation, a Nevada corporation ("the Company") is engaged in the business of being a registered electric service provider in the state of California. The Company is registered with the California Public Utilities
Commission and the Federal Energy Regulatory Commission as a purchaser, aggregator and seller of energy and power generally provided by utilities. The Company desires to raise capital by the sale of units (the "Units") in order to finance its business. Each Unit is comprised of 1,000 shares of Common Stock (the "Shares") and 1,000 Class B Warrants (the "Warrants") exercisable at a price of $6.50 per share. Each Unit has a purchase price of $5,000 payable in cash in full upon subscription. The Company hereby confirms as follows its agreement with Nexcore Capital, Inc. ("Nexcore"), a registered member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), under which Nexcore will act as an exclusive agent for the Company in connection with the offering of the Units.

     1. Memorandum. The Company has caused the preparation of a private placement memorandum ("Memorandum") relating to the Company covering the Units, the Shares and the Warrants.

     2. Appointment of Agent. On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, Nexcore is hereby appointed as the exclusive agent of the Company to offer and sell the Units in a private placement. Nexcore covenants to offer and sell Units on behalf of the Company in accordance with the terms of this Agreement and the Memorandum, and not to misrepresent orally or in writing any of the facts regarding the Company, its business, or the offering. Nexcore covenants to closely supervise all of its representatives in the offering of the Units and to comply with all applicable federal and state securities laws and NASD rules and regulations. Nexcore is not responsible for the contents of the Memorandum. Nexcore covenants not to use any written material or oral statements in offering or selling the Units which are not specifically authorized by the Company, provided, that Nexcore is specifically authorized to use the Memorandum. Subject to the performance by the Company of its obligations to be performed hereunder, and to the accuracy of all the representations and warranties contained herein, Nexcore hereby accepts such exclusive agency and agrees to perform its obligations hereunder.

     3. Representations and Warranties of the Company. The Company represents, warrants and agrees with Nexcore for Nexcore's benefit that:

     (a) All action required to be taken by the Company as a condition to the issuance and sale of the Units, the Shares and the Warrants has been taken.

     (b) The Company is duly and validly organized, existing and in good standing as a corporation under the laws of the State of Nevada and is duly qualified to conduct its business and is in good standing in the State of California, with full power and authority to conduct its business and proposed business as described in the Memorandum. The Company has good unencumbered title to all government licenses and permits necessary to conduct its business, and is duly qualified to conduct its business in all jurisdictions in which such qualification is necessary or appropriate.

     (c) From the commencement of the offering period through the Sales Termination Date, as that term is defined in the Memorandum, the Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid, binding and enforceable agreement of the Company.

     (e) No federal or state securities agency has issued an order preventing or suspending the offering or the use of the Memorandum with respect to the sale of the Units. The Company will notify Nexcore promptly upon the issuance of any such order and furnish Nexcore with a copy thereof. The Memorandum and any amendment or supplement thereto will comply and will Continue to comply with all applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1 934, as amended (the "Exchange Act") and any other applicable federal and state laws and regulations at all times during the term of this Agreement.

     (f) No consent, approval, authorization or other order of any governmental authority is required in connection with the execution, delivery or performance by the Company of this Agreement.

     (g) The execution and delivery of this Agreement will not constitute a breach of, or default under, any instrument by which the Company is bound or, to the best of its knowledge, any order, rule or regulation applicable to the Company, of any court or any governmental body or administrative agency having jurisdiction over the Company.

     4 Nexcore Representation and Warranties. Nexcore represents and warrants that it is duly and fully licensed under the rules and regulations of the NASD and is capable of performing and satisfying its obligations under this Agreement. Nexcore further represents and warrants that Nexcore's execution and performance of this Agreement will not cause Nexcore to be in default under or to violate any agreement, law, rule, regulation, order or judgement.

     5. Compensation to Nexcore. In consideration for Nexcore's services hereunder, the Company covenants to pay to Nexcore a selling commission equal to 10% of the total purchase price of Units sold by representatives who are registered with Nexcore, or registered with other members of the NASD who are designated by Nexcore to participate in the offering of the Units as participating dealers, in which case said selling commissions would be paid directly to such other participating broker-dealer firms with respect to Units sold by them. Nexcore will determine the amount of the allocation of selling commission to other participating broker-dealers, provided that Nexcore agrees to allocate a selling commission of at least 8% to other participating broker dealers introduced by the Company to Nexcore, with respect to the sale of Units by those broker-dealers The selling commission payable to Nexcore, or to such other participating broker dealers, as the case may be, will be paid as sales of Units are accepted by the Company, once the minimum amount of the offering has been raised as provided in Section 7 of this Agreement. Once the first disbursement from the subscription escrow account is made, Nexcore will determine the timing of the payment of selling commissions in its sole discretion.

     6. Compensation to Fulcrum Enterprises. Inc. In consideration for the services of Fulcrum Enterprises, Inc., a California corporation ("Fulcrum"), rendered to the Company during the term of this Agreement, including but not limited to administrative, consulting, blue sky and investor relations services, preparation of SEC filings, and due diligence, Fulcrum will be paid cash equal to 4% of the gross proceeds of the offering, payable on a schedule determined by Nexcore. Notwithstanding anything else to the contrary herein, Fulcrum will, from its 4% administrative fee upon first disbursement from the subscription escrow as provided in Section 7 of this Agreement, (a) reimburse the Company for its direct out pocket expenses attributable to blue sky and SEC filings made for the Company, and (b) pay 50% of the legal fees and costs incurred for the offering of the Units.

     7. Subscription Escrow Account. An escrow account will be established for the offering of Units with an escrow agent selected by Nexcore, in accordance with Rule 1 5c2-4 of the Exchange Act. The minimum offering amount will be $250,000. Once $250,000 of subscription funds have been deposited into the escrow account, accepted by the Company, and cleared to good funds, then subscription funds will be disbursed from the escrow account in accordance with this Agreement. All subscription funds in excess of the minimum offering amount of $250,000 will be deposited into the escrow account and may be disbursed immediately upon acceptance of the subscribers by the Company and clearance to good funds, in accordance with this Agreement. Funds will be disbursed from escrow only upon the written instructions of both Nexcore and the Company, provided, however, that 14% of all subscription funds may be disbursed from the escrow account to Nexcore solely upon the written instructions of Nexcore.

     8. Incentive Compensation and Offering Costs. An amount equal to 2% of the gross proceeds of the offering of Units will be allocated first to the payment of legal1 accounting5 printing and other offering expenses incurred by the Company, and the balance, if any, to be disbursed to the Company to be utilized in accordance with the Memorandum. As additional incentive compensation for Nexcore and other participating broker-dealers, Nexcore is entitled to the following equity interest in the Company, all or a portion of which it may designate for allocation to other participating broker-dealers or to its own registered representatives and principals in its sole discretion: subject to applicable state blue sky laws, for each Unit sold, Nexcore or its designee will be issued 400 Class E Warrants exercisable for a period of five years at an exercise price of $5.00 per share (i.e. a maximum aggregate of 400,000 Class E Warrants). The shares issuable upon the exercise of Class E Warrants will have piggybank registration rights such that they will be registered on the first registration statement filed by the Company under the Securities Act of 1933, as amended.

     9. Covenants of the Company. that: (a) The Company covenants with Nexcore The term of this Agreement will commence on the date first above written and will terminate on the Sales Termination Date, as defined in the Memorandum, unless sooner terminated by the written agreement of both parties to this Agreement. (b) If any event relating to the Company occurs which requires, in the opinion of the Company's counsel, an amendment or supplement to the Memorandum in order that the Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a subscriber, the Company will forthwith prepare the amendment or supplement to the Memorandum and deliver a copy thereof to Nexcore. The Company will furnish such information to Nexcore as Nexcore may from time to time reasonably request.

     (c) The Company will endeavor in good faith to qualify the Units for offering and sale under, or to establish the exemption of the offering and sale of the Units from qualification or registration under, applicable state securities or "blue sky" laws. The Company will pay all legal fees and related expenses in connection with qualifying the Company under said "blue sky" laws, except as otherwise provided in Section 6 of this Agreement.

     (d) The Company will not offer to sell Units in any state in which such offer would be unlawful. The Company will bear all of the costs and liability incurred by it or Nexcore as a result of the unlawful offer of Units by the Company in any state, unless Nexcore directly causes such unlawful offer without the participation of the Company.

     (e) The Company covenants to issue financial statements and reports in accordance with the Memorandum.

     (f) The Memorandum will list each limited liability partnership, limited liability company or other entity which conducts or intends to conduct business with the Company. The Memorandum will include a brief description of each of these entities, the grids for which they have contracted, and a biographical summary of the principal officers and managers of said entities (the "Marketing Companies").

     (g) The Company and each nonaffiliated Marketing Company will obtain management's errors and omissions insurance policies reasonably satisfactory to Nexcore.

     (h) Nexcore will have reasonable review and approval rights with respect to the Memorandum and its contents.

     (i) Mr. Andrew Lugullo will not represent himself as an agent for either the Company or Nexcore until such time as his registration with the NASD and Nexcore is complete, and the following conditions are satisfied: (a) Mr. Lugullo offers and sells Units only as a duly registered representative of Nexcore, from a location physically separate and distinct from the offices of the Company, (b) Mr. Remo Cruz agrees to work closely with Mr. Lugullo as the supervising principal of the branch office of Nexcore in which both Mr. Lugullo and Mr. Cruz work in accordance with NASD rules and regulations.


     (k) The offering of Units will provide for total capital of $5,000,000 to the Company for the purchase of Units, and the Unitholders will own total issued and outstanding common stock of the Company, plus all of Warrants.

     (I) The Company will not pay any consideration to any affiliate of Nexcore without the prior written approval of Nexcore.

     (m) The $1,750,000 potentially payable by unaffiliated marketing companies to the Company will not be recorded as revenue on the Company's financial statements,  but  may be  disclosed  in  footnotes  to the  Company's  financial statements, subject to the reasonable review and approval of Nexcore's accounting firm.

     (n) The Company covenants not to make any other offerings of its securities during the term of this Agreement without the prior written consent of Nexcore.

     10. Payment of Expenses and Fees. Except as provided in Sections 5, 6 and 7 of this Agreement, Nexcore and the Company will each pay its own expenses incident to the transactions contemplated by this Agreement. The Company will bear all of the fees and expenses incurred in printing of the Memorandum.

     11. Noncircumvention. The Company covenants not to directly or indirectly circumvent Nexcore or any of its affiliates with respect to any relationships introduced or made known to the Company by Nexcore as a direct or indirect result of this Agreement, including but not limited to investors, purchasers of power, and professionals, without the prior written consent of Nexcore. In the event of a breach of this section by the Company, Nexcore will have all injunctive and equitable relief available, as well as all other remedies at law or in equity.

     12. Conditions of Nexcore's Obligations. Nexcore's obligations hereunder are subject to the accuracy of and compliance with the representations and warranties of the Company in this Agreement, and to the performance by the Company of its obligations hereunder.

     13. Conditions of the Obligations of the Company. The obligations of the Company hereunder are subject to the accuracy of and the compliance with Nexcore's representations and warranties in this Agreement, and to the performance by Nexcore of its obligations hereunder.

     14. Term of Agreement. The term of this Agreement will commence on the date first above written and will terminate on the Sales Termination Date, as that term is defined in the Memorandum. Either party may terminate this Agreement for any reason upon 30 days prior written notice to the other party, provided, that if the Company terminates this Agreement without cause, Fulcrum will be entitled to remain as a consultant to the Company as provided in Section 6 of this Agreement and to be paid 4% of all monies raised by the Company from any source during what would have been the remaining term of this Agreement, had it not been terminated by the Company. For the purposes of Section 14 of this Agreement, the Company shall be deemed to have terminated this Agreement for cause if the minimum investment of $250,000 is not raised within 60 days from the date of the Memorandum, or if at least $1 ,000,000 in capital is not raised within 1 50 days after the date of the Memorandum.

     15. Indemnification.

     The Company hereby indemnifies and holds Nexcore, Nexcore's affiliates, officers, directors, shareholders, agents, employees, accountants and attorneys, and each of them, harmless from and against all liabilities, claims, damages, losses, costs, attorneys fees and expenses arising directly or indirectly from
(a) the transactions contemplated in this Agreement, (b) the offering and sale of the Units, (c) the conduct of the Company's business, (d) the manner and conduct of any offer or sale of limited liability partnership interests or other securities by persons or entities which conduct any business with the Company,
(e) any financial statements or other financial information prepared, provided, published, or disseminated by the Company, or (f) the source or manner of solicitation of any prospective investors referred by the Company to Nexcore. In addition, the Company hereby indemnifies and holds Nexcore, Nexcore's affiliates, officers, directors, shareholders, agents, employees, consultants and attorneys, and each of them, harmless from and against any loss, expense, claim, damage or liability to which Nexcore or said other parties may become subject under any securities act, common law concept, or otherwise, insofar as such loss, expense, claim, damage or liability or action in respect thereof, arises out of or is based in whole or in part on any untrue statement or alleged untrue statement of any material fact made by the Company or in the Memorandum, or the omission thereby of any material fact required to be stated or necessary to make the statement made to a prospective investor not misleading. The Company shall promptly reimburse the indemnified parties for any reasonable legal or other expenses incurred by them in connection with any such indemnified action or Claim.

     (b) The Company will not be liable under this indemnity agreement with respect to any claim made against Nexcore or any of said other persons related to Nexcore unless the Company is notified in writing of the nature of the claim, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any such claims, which defense shall be conducted by counsel chosen by it and reasonably satisfactory to Nexcore and the other said person or persons related to Nexcore who are defendants in any suit so brought. In the event that the Company elects to assume the defense of any such suit and retain such counsel, Nexcore or the person or persons who are defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by Nexcore or them. The Company agrees to notify Nexcore within a reasonable time of the assertion of any claim against it or any person, if any, who controls the Company in connection with the sale of the Units.

     (c) Nexcore agrees to indemnify and hold harmless the Company and its affiliates, officers, directors, shareholders, agents, employees, attorneys and accountants against any and all loss, liability, claim, damage and expense whatsoever directly or indirectly resulting from material violations by Nexcore or its representatives of any of Nexcore's representations, warranties or covenants in this Agreement, or of any applicable law, rule or regulation. In case any action is brought against the Company or any of its affiliates under such laws, regulations or rules on account of such material violation of such representations, warranties or covenants, Nexcore shall have the rights and duties given to the Company, and the Company shall have the rights and duties given to Nexcore, by the provisions of Section 12(b).

     16. Representations. Warranties and Agreements to Survive Delivery. All representations, warranties shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Nexcore or any person who controls Nexcore, or by or on behalf of the Company or any person who controls the Company, for a period of four years after the Sales Termination Date, as that term is defined in the Memorandum.

     17. Notices. All communications herein shall be in writing and, if sent to Nexcore, shall be mailed, delivered or telegraphed and confirmed to Nexcore at the address first above written, attention: Jay S. Potter, President, or, if sent to the Company, shall be delivered or telegraphed and confirmed to it at 3660 Wilshire Boulevard, Suite 1104, Los Angeles, California 90010, attention:
Roman Gordon.

     18. Parties. This Agreement shall inure to the benefit of and be binding upon Nexcore, the Company, and Nexcore's and the Company respective successors and assigns.

     19. Entire Agreement. This Agreement represents the entire agreement among the parties hereto and may not be amended except by a writing signed by the party against whom enforcement of the provision is sought.

     20. Injunctive Relief.

     20.1 Damages Inadequate

     Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants or provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

     20.2 Injunctive Relief

     It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants or provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

     21. Waivers. If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

     22. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and the venue for any action hereunder shall be in the appropriate forum in the County of Los Angeles, State of California.

     23. Counterparts This agreement may executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     24. Attorneys' Fees and Costs. In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the non prevailing party for all reasonable attorneys fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

     25. Further Acts. The parties to this Agreement hereby agree to execute any other documents and take any further actions which are reasonably necessary or appropriate in order to implement the transactions contemplated by this Agreement.

     26. Time of Essence. Time is of the essence in the performance of the obligations under this Agreement.

     27. Authorized Signatures. Each party to this Agreement hereby represents that the persons signing below are duly authorized to execute this Agreement on behalf of their respective party.

     28. Execution. If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this Agreement along with all counterparts will become a binding agreement among Nexcore and the Company in accordance with its terms.

Very truly yours, Nexcore Capital, Inc.
a California corporation


                                              By:  /ss/____________________
  PowerSource Corporation                       Jay S. Potter, President
  a Nevada Corporation  ;

  By: /ss/____________________
  Roman Gordon

  Confirmed and Accepted
  By: /ss/______________
  Illya Bond